UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 20, 2006

AFFIRMATIVE INSURANCE HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation	000-50795 (Commission File Number)	75-2770432 (I.R.S. Employer Identification Number)

4450 Sojourn Drive, Suite 500 Addison, Texas (Address of principal executive offices)	75001 (Zip code)
(972) 728-6300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
PwC Letter to the SEC

Item 4.01 Changes in Registrant’s Certifying Accountant
(a) On or about April 19, 2006, the Audit Committee of Affirmative Insurance Holdings, Inc. (the “Company” “we” or “our”) solicited proposals from several independent auditing firms, including our present auditors, PricewaterhouseCoopers LLP (“PwC”), in regard to our integrated 2006 financial audit and Sarbanes-Oxley internal control assessment. On April 20, 2006 PwC orally indicated to the Chairman of our Audit Committee that it will decline to stand for re-election as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006, after completion of its procedures regarding the following: (i) the Company’s unaudited interim financial statements as of and for the quarter ended March 31, 2006 and (ii) the Form 10-Q in which such financial statements will be included.
The Audit Committee is currently in the process of selecting an independent accounting firm to replace PwC and intends to authorize PwC to respond fully to the inquiries of the successor accountant regarding the material weaknesses.
PwC performed audits of our consolidated financial statements for the fiscal years ended December 31, 2004 and 2005. PwC’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2004 and 2005 did not contain any adverse opinion or disclaimer of opinion, was not qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended December 31, 2004 and 2005 and through April 20, 2006, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in its reports on the Company’s financial statements for such years. Except as reported in the paragraph below, there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K for the fiscal years ended December 31, 2004 and 2005, and through April 20, 2006:

In the Item 9A section of its Form 10-K for the year ended December 31, 2005, the Company reported the following material weaknesses as of December 31, 2005: (i) ineffective controls over access to, and changes in, the information technology systems, financial applications and underlying financial data; (ii) ineffective internal controls over the elimination of intercompany transactions; and (iii) ineffective controls over the accuracy and completeness of the reconciliation of certain balance sheet accounts. Item 9A section of the Form 10-K for the year ended December 31, 2005, is incorporated herein by reference to this Item 4.01(a) of this Current Report on Form 8-K. The Audit Committee of the Company discussed the material weaknesses with PwC extensively and the Company restated the consolidated financial statements as of and for the years ended December 31, 2004 and 2003.
The Company has provided PwC with a copy of this Form 8-K prior to its filing with the SEC and requested PwC to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. PwC’s letter to the SEC is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

Number	Exhibit
16.1*	PwC letter to the SEC dated April 26, 2006.
*Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.
By:	/s/ MARK E. PAPE
Mark E. Pape
Executive Vice President and Chief Financial Officer

Date: April 27, 2006

Number	Exhibit
16.1*	PwC letter to the SEC dated April 26, 2006
*Filed herewith